UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  September 27, 2002
                ------------------------------------------------
                Date of Report (date of earliest event reported)

                      Logistics Management Resources, Inc.

              ---------------------------------------------------
              Exact Name of Registrant as Specified in its Charter


         Colorado                  33-9640-LA                 68-0133692
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State or other Jurisdiction     Commission File               IRS Employer
of Incorporation                Number                        Identification
                                                                Number



               10602 Timberwood Circle, Louisville, Kentucky 40203
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            Address of Principal Executive Office, Including Zip Code

                                 (503) 339-4000
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               Registrant's Telephone Number, Including Area Code


                               U.S. TRUCKING, INC.
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               (Former name and former address, as changed since last report)

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Exhibit Index

                Exhibit 99.1 Press Release dated October 7, 2002


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Item 5  Other Events

         On September 27, 2002, the Company settled a lawsuit with General Electric Capital Corp. ("GECC") in which GECC was seeking to recover an amount in excess of $22,000,000 in the action General Electric Capital Corp. v. Logistics Management Resources, Inc., et. al. Settlement of the action was achieved through the execution of mutual general releases between GECC, the Company and the other defendants, and a settlement payment of $875,000. All claims and counterclaims against the parties in the action are to be dismissed with prejudice.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 9, 2002

                                    LOGISTICS MANAGEMENT RESOURCES, INC.


                                    By:/s/  Danny L. Pixler
                                    ------------------------------------
                                    Name:   Danny L. Pixler
                                    Title:  President

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Item 7(c).        Exhibits

         99.1     Press Release dated October 7, 2002